    As filed with the Securities and Exchange Commission on  June 27, 1996
                                                   Registration No. 333-

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                         ------------------------------
                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)

    BRITISH COLUMBIA,                                          98-0121376
        CANADA                                              (I.R.S. Employer
(State or other jurisdiction of                           Identification No.)
incorporation or organization)


                              4126 NORLAND AVENUE
                   BURNABY, BRITISH COLUMBIA, CANADA V5G 3S8
                                 (604) 299-9321
              (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

                   EMPLOYEE STOCK OPTION PLAN (UNITED STATES)
                            (Full title of the plan)

                              TIMOTHY R. HOGENKAMP
                             THE LOEWEN GROUP, INC.
                    50 EAST RIVERCENTER BOULEVARD, SUITE 800
                           COVINGTON, KENTUCKY 41011
                                 (606) 431-6663

           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------
                                   COPIES TO:
                           MICHELLE L. JOHNSON, ESQ.
                       THELEN, MARRIN, JOHNSON & BRIDGES
                       TWO EMBARCADERO CENTER, SUITE 2100
                      SAN FRANCISCO, CALIFORNIA 94111-3995
                                 (415) 392-6320

- -----------------------------------------------------------------------------------------------------------------------------------
                                                   CALCULATION OF REGISTRATION FEE
- -----------------------------------------------------------------------------------------------------------------------------------
  Title of securities to be      Amount to be        Proposed maximum            Proposed maximum aggregate         Amount of
       registered (1)           registered (2)   offering price per share (3)        offering price (3)          registration fee
- -----------------------------------------------------------------------------------------------------------------------------------
Common shares without par        650,000              $29.3125                    $19,053,125                    $6,570.04
 value
- -----------------------------------------------------------------------------------------------------------------------------------

(1) The Common shares without par value of the registrant ("Common Shares") are subject to the Shareholder Protection Rights Plan dated April 20, 1990, as amended, pursuant to which each issued and outstanding Common Share is accompanied by a right that entitles the holder to purchase one additional Common Share upon the occurrence of certain events involving an actual or potential change in control of the registrant.

(2) The maximum number of additional Common Shares to be offered under the Employee Stock Option Plan (United States) (the "Plan"). Does not include 2,150,000 previously registered Common Shares offered or to be offered under the Plan.

(3) Estimated solely for the purpose of determining the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended. The above calculation is based on the average of the reported high and low prices of the Common Shares on the Nasdaq National Market on June 24, 1996.
================================================================================

         INCORPORATION OF EARLIER REGISTRATION STATEMENTS BY REFERENCE

      This Registration Statement is filed to register additional Common shares without par value ("Common Shares") of The Loewen Group Inc. (the "Registrant") to be offered pursuant to the Registrant's Employee Stock Option Plan (United States) (the "Option Plan"). A Form S-8 Registration Statement with respect to 1,600,000 Common Shares to be issued pursuant to the Option Plan and the Company's Employee Share Purchase Plan (United States) (File No. 33-42892) was filed by the Registrant on September 23, 1991; a Form S-8 Registration Statement with respect to 1,350,000 Common Shares to be issued pursuant to the Option Plan (File No. 33-79604) was filed by the Registrant on June 1, 1994; and a Form S-8 Registration Statement with respect to 600,000 Common Shares to be issued pursuant to the Option Plan (File No. 33-95496) was filed by the Registrant on August 7, 1995. Except for Part II, Item 3, which is set forth below, the contents of such earlier Registration Statements are hereby incorporated by reference.

                                    PART II

Item 3.  Incorporation of Documents by Reference

          The following documents filed with the Securities and Exchange Commission (the "Commission") by the Registrant are specifically incorporated by reference herein and form an integral part of this Registration Statement:

          (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended on Form 10-K/A filed June 20, 1996 (File No. 0-18429);

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the registrant document referred to in (a) above; and

          (c) The description of the Common Shares contained in a Registration Statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     All reports and other documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such reports and other documents (except that no document shall be deemed to be incorporated by reference if filed after the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold).

                                    EXHIBITS

      The following opinion, consents and powers of attorney are provided as exhibits to this Registration Statement:

      Number     Exhibit
      ------     -------

      5          Opinion of Counsel

      23.1       Consent of Counsel (included in Exhibit 5)

      23.2       Consent of KPMG Peat Marwick Thorne

      23.3       Consent of Price Waterhouse LLP

      23.4       Consent of Richter, Usher & Vineberg

      23.5       Consent of Altschuler, Melvion and Glasser LLP

      23.6       Consent of Keith J. Schulte Accountancy

      23.7       Consent of Hirsch, Oelbaum, Bram & Hanover

      23.8       Consent of KPMG Peat Marwick LLP

      24 Power of Attorney (included on the signature pages to this Registration Statement)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant, The Loewen Group Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burnaby, Province of British Columbia, Canada, on this 26th day of June, 1996.

                             THE LOEWEN GROUP INC.



                             By:  /s/ Raymond L. Loewen
                                  ---------------------
                                  Raymond L. Loewen
                                  Chairman of the Board, Chief Executive Officer and Director
                                  (Principal Executive Officer)

                               POWER OF ATTORNEY

      Each person whose signature appears below hereby appoints Raymond L. Loewen, Paul Wagler and Peter S. Hyndman, and each of them severally, acting alone and without the other, his true and lawful attorney-in-fact with authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement necessary or advisable to enable the registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such changes in this Registration Statement as the aforesaid attorney-in-fact deems appropriate.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



           June 26, 1996                       /s/ Raymond L. Loewen
           --------------                      ---------------------
           Date                                Raymond L. Loewen
                                               Chairman of the Board, Chief
                                               Executive Officer and Director
                                               (Principal Executive Officer)



           June 26, 1996                       /s/ Timothy R. Hogenkamp
           --------------                      ------------------------
           Date                                Timothy R. Hogenkamp
                                               President, Chief Operating
                                               Officer and Director
                                               (Principal Executive Officer)



           June 26, 1996                       /s/ A.M. Bruce Watson
           --------------                      ---------------------
           Date                                A.M. Bruce Watson
                                               Executive Vice-President and
                                               Director (Principal Financial
                                               Officer)



           June 26, 1996                       /s/ Peter W. Roberts
           --------------                      --------------------
           Date                                Peter W. Roberts
                                               Vice-President, Financial
                                               Information Services and
                                               Corporate Controller
                                               (Principal Accounting Officer)


           June 26, 1996                       /s/ Reverend Kenneth S. Bagnell
           --------------                      -------------------------------
           Date                                Reverend Kenneth S. Bagnell
                                               Director



           June 26, 1996                       /s/ The Honorable J. Carter Beese, Jr.
           --------------                      -------------------------------------
           Date                                The Honorable J. Carter Beese, Jr.
                                               Director



           June 26, 1996                       /s/ Dr. Earl A. Grollman
           --------------                      ------------------------
           Date                                Dr. Earl A. Grollman
                                               Director



           June 26, 1996                       /s/ Senator Harold E. Hughes
           --------------                      ----------------------------
           Date                                Senator Harold E. Hughes
                                               Director



           June 26, 1996                       /s/ Peter S. Hyndman
           --------------                      --------------------
           Date                                Peter S. Hyndman
                                               Director



           June 26, 1996                       /s/ Albert S. Lineberry, Sr.
           --------------                      ----------------------------
           Date                                Albert S. Lineberry, Sr.
                                               Director



           June 26, 1996                       /s/ Charles B. Loewen
           --------------                      ---------------------
           Date                                Charles B. Loewen
                                               Director



           June 26, 1996                       /s/ Robert B. Lundgren
           --------------                      ----------------------
           Date                                Robert B. Lundgren
                                               Director


           June 26, 1996                       /s/ James D. McLennan
           --------------                      ---------------------
           Date                                James D. McLennan
                                               Director



           June 26, 1996                       /s/ Ernest G. Penner
           --------------                      --------------------
           Date                                Ernest G. Penner
                                               Director



           June 26, 1996                       /s/ The Right Honourable John N. Turner
           --------------                      ---------------------------------------
           Date                                The Right Honourable John N. Turner, P.C.,
                                               C.C., Q.C., Director



           June 26, 1996                       /s/ Paul Wagler
           --------------                      ---------------
           Date                                Paul Wagler
                                               Director

                 AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

      The undersigned is the Company's authorized representative in the United States.

      The undersigned hereby appoints Raymond L. Loewen, Paul Wagler and Peter
S. Hyndman, and each of them severally, acting alone and without the other, his true and lawful attorney-in-fact with authority to execute in the name of such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement necessary or advisable to enable the registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact deems appropriate.



           June 26, 1996                       /s/ Timothy R. Hogenkamp
           -----------------                   ------------------------
           Date                                Timothy R. Hogenkamp

                                 EXHIBIT INDEX

      Number    Exhibit
      ------    -------

      5         Opinion of Counsel

      23.1      Consent of Counsel (included in Exhibit 5)

      23.2      Consent of KPMG Peat Marwick Thorne

      23.3      Consent of Price Waterhouse LLP

      23.4      Consent of Richter, Usher & Vineberg

      23.5      Consent of Altschuler, Melvion and Glasser LLP

      23.6      Consent of Keith J. Schulte Accountancy

      23.7      Consent of Hirsch, Oelbaum, Bram & Hanover

      23.8      Consent of KPMG Peat Marwick LLP

      24 Power of Attorney (included on the signature pages to this Registration Statement)